Merger Milestones
Pre  Announce
Announce
Post Announce
Close
Integration
Integration planning is ONLY a planning exercise.  Execution can only occur after the acquisition has been approved by the appropriate regulatory bodies.
Exhibit 99.2
Strategic Plan
Strategic Partners
Synergies and Valuation
Due Diligence
Negotiate/Sign Definitive
Agreement
Stakeholder Communication
Regulatory Approvals
Shareholder Approval
Close Transaction
Integration

Project Shasta Shasta Integration Executive Briefing Integration Management Office July 24, 2013 Cisco Confidential © 2010 Cisco and/or its affiliates. All rights reserved. 2

© 2010 Cisco and/or its affiliates. All rights reserved.
Cisco Confidential 3
Day 1
Four Parallel Diligence Tracks:
• Financial & Tax
• Legal
• Technical
• Operational
Joint Strategy Development:
• Business
• Offer (Product,
Service, SW)
• Go-To-Market
• Communications
Day 1 Close
Planning
Integration
Execution
Announce
Planning
Diligence &
Strategy Development
Integration
Planning
Announce
Messaging:
• Market
• Customers
• Partner
• Employees
• Open Source
Community
Announce Event
Planning
Continuous collaboration between acquired company leaders and Cisco throughout the methodology is the “secret sauce” for driving integration success.
Joint Planning for:
• Day 1 (Close
+90)
• An issue Free
Day 1
• Between Close &
Full Integration
Detailed Planning
for Integration
End State
Cross-Functional
Workstream Model
Implementation of
Integration Plans
• Completion of Full
Integration
• Transition to End-State
Build a shared plan to realize vision and Execute together to create customer, employee, and partner achieve end-state
excitement
Align on a joint vision and strategy for
security and validate it’s achievable
Day 2
Legal Close
Public Announce
Price Convergence

Cisco Confidential
© 2010 Cisco and/or its affiliates. All rights reserved.
4
Integration
Management
BU
Readiness
Mktg Strategy
& Solution
Launch
Services
Introduction
Orderability &
Supply Chain
Readiness
Customer
Partner
Readiness
Sales &
Field
Readiness
Partner &
Channels
Enablement
Financial
Mgmt,
Reporting &
Compliance
Legal Entity
Management
Org Design &
Alignment
Employee
Onboarding
SITE
(Site & Infrastructure
Technology
Enablement)
Product &
Technology
Introduction
• Teams will focus on activities that help teams organize, collaborate, and resolve issues during integration.
• Please identify the Shasta SMEs to participate in legal close planning and integration planning. These resources will be assigned to the workstream teams

© 2010 Cisco and/or its affiliates. All rights reserved.
Cisco Confidential 5
Workstream Cisco WS Lead Cisco Functional Lead Sourcefire Participants
Product & Technology Introduction Dave Boehm Paul Yesnosky* Jason Lamar
Mktg, Corp Comm, Strategy & Solution Susan Croft Pam Price-Bergquist
Marc Solomon
Jennifer Leggio
Services Introduction Brinda Peden Dan McQuade Karen Paulson
Orderability & Supply Chain Readiness Andrew Setiawan
Steve Nunamaker / David
Murray
Martijn DeBoer
Customer Partner Readiness Jessie Tan Jessie Tan / Larry Braverman* Mike Guiterman
Sales & Field Readiness Tiffany Choy Stephen Sinclair
John Negron
Jeff Davidson
Partner & Channels Enablement John Shurtleff Renee Sanderson
Chris Peterson
Ken Hammond
Matt McCormick
BU Readiness Kathy Lewis Paul Yesnosky*
Tom Ashoff
Dina Bruzek
Al Huger
Org Design & Alignment Maureen Lowney Julie Ross
Cameron Stell
Leslie Pendergrast
Employee Onboarding Dana Masuda Julie Ross
Heather Wiley
Leslie Pendergrast
SITE Ricky Chan Todd Myers, Doug McQueen
Brad Pollard
Chris Phillips
Legal Entity Transition Keith Brock David Wong Tim Nolan
Financial Mgmt , Reporting, Compliance Narayan Prabhu David Lim Nick Margarites
Open Source** Carlos Candelaria Bret Hartman*
Martin Roesch
Matt Watchinski
**Note: Open Source is a cross-functional track in the BU Readiness workstream
* Unable to attend
DRAFT

© 2010 Cisco and/or its affiliates. All rights reserved.
Cisco Confidential 6
•
Kick-off Meeting off-site August 13-15
•
Cross-company / Cross-departmental teams will work together on this process
•
Will take approximately 12 weeks to Day One
•
Full integration will take approximately 18 months

Communication

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CISCO
Key Dates
Cisco Announces Agreement to Acquire Sourcefire:
Tuesday, July 23, 2013
What's New
Read Chris Young's Latest Blog Post
Cisco Reaches Agreement to Acquire Sourcefire
Meet Cisco's Executive Team
Welcome to Cisco!
A message from John De Russo, Sourcefire Integration Lead
On Tuesday, July 23, Cisco announced an agreement to acquire Sourcefire. Please accept my and my team's warm welcome to this first stage of your journey to becoming a part of the Cisco family.

© 2010 Cisco and/or its affiliates. All rights reserved. Cisco Confidential 7 • Don’t forget, you can access the Cisco Acquisition Connection at: https://www.acquisitionconnection.com/

In connection with the proposed acquisition by Cisco Systems, Inc. (“Cisco”) of Sourcefire, Inc. (“Sourcefire”) pursuant to the terms of an
Agreement and Plan of Merger by and among Sourcefire, Cisco, and a wholly-owned subsidiary of Cisco, Sourcefire will file a proxy statement with the Securities and Exchange Commission (the “SEC”).  Investors are urged to read the proxy statement (including all amendments and supplements) because it will contain important information. Investors may obtain free copies of the proxy statement when it becomes available, as well as other filings containing information about Sourcefire, without charge, at the SEC’s Internet site (http://www.sec.gov). These documents may also be obtained for free from Sourcefire’s Investor Relations web site (http://investor.sourcefire.com/) or by directing a request to Sourcefire at: Sourcefire, Inc., 9770 Patuxent Woods Drive, Columbia, MD 21046.
Sourcefire and its officers and directors and other members of management and employees may be deemed to be participants in the solicitation of proxies from Sourcefire’s stockholders with respect to the acquisition.  Information about Sourcefire’s executive officers and directors is set forth in the proxy statement for the Sourcefire 2013 Annual Meeting of Stockholders, which was filed with the SEC on April 24, 2013. Investors may obtain more detailed information regarding the direct and indirect interests of Sourcefire and its respective executive officers and directors in the acquisition by reading the preliminary and definitive proxy statements regarding the transaction, which will be filed with the SEC.
Forward-Looking Statements
This written communication contains forward-looking statements that involve risks and uncertainties concerning Cisco’s proposed acquisition of
Sourcefire, Sourcefire’s expected financial performance, as well as Sourcefire’s strategic and operational plans. Actual events or results may differ materially from those described in this written communication due to a number of risks and uncertainties. The potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed; the reaction of our customers to the transaction; general economic conditions; the possibility that Sourcefire may be unable to obtain stockholder approval as required for the transaction or that the other conditions to the closing of the transaction may not be satisfied; the transaction may involve unexpected costs, liabilities or delays; the outcome of any legal proceedings related to the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement.  In addition, please refer to the documents that Cisco and Sourcefire file with the SEC on Forms 10-K, 10-Q and 8-K. The filings by Sourcefire identify and address other important factors that could cause its financial and operational results to differ materially from those contained in the forward-looking statements set forth in this written communication. Sourcefire is under no duty to update any of the forward-looking statements after the date of this written communication to conform to actual results.
Additional Information and Where to Find It
8